DIVIDEND GROWTH TRUST

Rising Dividend Growth Fund

PROSPECTUS

Class A: ICRDX

Class C: ICRGX

Class I: ICRIX

February 1, 2010

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PAGE NO.

SUMMARY SECTION	3

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL

STRATEGIES AND RELATED RISKS	9

MANAGEMENT OF THE FUND	12

OTHER SERVICE PROVIDERS	14

PURCHASE PRICE/DETERMINATION OF NAV	15

YOUR ACCOUNT	15

CHOOSING A SHARE CLASS	16

BUYING SHARES	18

SELLING YOUR SHARES	20

ADDITIONAL INFORMATION ON BUYING AND

SELLING FUND SHARES	22

DIVIDENDS AND OTHER DISTRIBUTIONS	25

TAXES	26

OTHER INVESTMENT STRATEGIES AND RISKS	27

FINANCIAL HIGHLIGHTS	28

ADDITIONAL INFORMATION	BACK COVER

SUMMARY SECTION

Investment Objective

The Fund seeks long-term growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional and in the “Ways to Reduce Sales Charges” section of this prospectus and in the “Purchase of Shares” section in the Fund’s Statement of Additional Information.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees: (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%	1.00%[3]	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%	None

Annual Fund Operating Expenses: (expenses deducted from Fund assets)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) fees	0.40%	1.00%	0.00%
Other Expenses	0.77%	0.77%	0.77%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.94%	2.54%	1.54%
Expenses Waived and/or Reimbursed[2]	(0.27%)	(0.27%)	(0.27%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.67%	2.27%	1.27%

1.   Acquired Fund Fees and Expenses represent the underlying expense of investing in other investment companies (“Acquired Funds”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect costs of investing in Acquired Funds.

2.   Pursuant to the terms of an Expense Limitation Agreement, Dividend Growth Advisors, LLC (“Advisor”) has contractually agreed to waive fees and/or pay certain expenses so that Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, brokerage and other investment-related costs, extraordinary expenses, and certain other fees) do not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares. Any fees waived or expenses paid by the Advisor are subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding the expense limits in place when the fees were waived or expenses paid. This Expense Limitation Agreement will stay in place until January 31, 2011, although it may be terminated by the Trust at any time. It may be reviewed, modified or discontinued thereafter.

3.   The contingent deferred sales charge (“CDSC”) for class C shares applies to redemptions that occur within one year from the date of purchase of such shares. This CDSC is only applicable on Class C shares that are redeemed in accounts that are established after March 1, 2010.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Additionally, the 10-year values in the example for Class C shares assumes conversion of such Class C shares to Class A shares, which occurs on or about the end of the month which is at least 7 years after the date on which shares were purchased, which, in turn, will lower the fees and expenses that you will pay if you continue to hold shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

_______________________________________________________________

Class A	$735	$1,125	$1,538	$2,689
Class C	$230	$765	$1,326	$2,855
Class I	$129	$460	$814	$1,812

You would pay the following expenses if you did not redeem your shares:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

_______________________________________________________________

Class A	$735	$1,125	$1,538	$2,689
Class C	$230	$765	$1,326	$2,855
Class I	$129	$460	$814	$1,812

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.40% of the average value of its portfolio.

Principal Investment Strategies

Regardless of industry, the Fund invests at least 80% of its assets in equity securities of dividend-paying domestic and foreign companies whose market capitalization is at least $500 million and that have increased their dividend payments to stockholders for each of the past ten years or more. The Fund is non-diversified and normally concentrates its investments in a group of 25-50 of such companies. The Fund is a growth and income fund with a long-term investment philosophy. Once a company’s stock is owned by the Fund, if the company does not increase its common stock dividend from one year to the next, the stock will be sold.

Equity securities in which the Fund invests include common and preferred stocks as well as master limited partnerships (“MLPs”). Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. The Fund will limit its investment in MLPs to no more than 20% of its assets. The Fund may also invest in real estate investment trusts (“REITs”), other investment companies (including mutual funds and exchange-traded funds (“ETFs”)), and other investments consistent with its rising dividend philosophy.

Principal Risks

Any of the following situations could cause the Fund to lose money or underperform in comparison to its peer group or the broader stock market:

Stock Market Risks: Movements in the stock market may affect the specific securities held by the Fund on a daily basis.

Stock Selection Risks: The stocks in the Fund’s portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money.

Non-Diversification: The Fund is non-diversified and may invest a greater portion of its assets in the securities of a single issuer, or a smaller group of issuers, than a diversified fund. As a result, the Fund may be more sensitive to economic, business, political or other changes affecting the prices of such issuers’ securities.

Foreign Securities: There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States, and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Securities of Smaller Companies: The securities of smaller companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling these securities at an acceptable price, especially in periods of market volatility.

MLPs: Master limited partnerships are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

Real Estate Investment Trusts (REITs): Equity REITs may be affected by changes in the value of underlying properties owned by the REITs. Mortgage REITs will be subject to credit risk, interest rate risk and prepayment risk with respect to the loans made. Credit risk is the risk that the borrower will be unable or unwilling to make interest and principal payments on the loan when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan to fall. Prepayment risk is the risk that the mortgages underlying mortgage REITs may be paid off early, which makes it difficult to determine their actual maturity and, therefore, to calculate how they will respond to changes in interest rates. The REIT may reinvest prepaid amounts at lower rates.

Investment Company Securities: The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds.

Management: Fund management’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.

An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance data is available on the Advisor’s website at www.dividendgrowthadvisors.com and/or by calling 866-348-4769.

The bar chart and performance table below illustrate the risks of investing in the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how its average annual returns for one year compare with those of a broad measure of market performance.

The bar chart shows changes in the Fund’s performance from year to year, with respect to Class A Shares. Sales loads are not reflected in the bar chart; if they were, returns would be less than shown.

BEST QUARTER	13.19% in the 2nd quarter of 2009
WORST QUARTER	-14.74% in the 4th quarter of 2008

After-tax returns are shown for only Class A Shares. After-tax returns for the other Classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Class C shares will automatically convert to Class A shares seven years after purchase.

Performance Table (With Maximum Sales Charges)

(Average annual total returns for the periods ended December 31, 2009)

	1 Year	5 Years	Since Inception
Class A Before Taxes (Inception Date March 18, 2004) Class A After Taxes on Distributions Class A After Taxes on Distributions and Sale of Fund Shares	19.55% 18.63% 11.49%	1.97% 1.30% 1.33%	4.05% 3.41% 3.13%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	2.39%
Class C Before Taxes (Inception Date April 14, 2005)**	26.21%	N/A	4.33%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	26.47%	N/A	1.23%
Class I Before Taxes (Inception Date January 29, 2007)	27.28%	N/A	0.44%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	26.47%	N/A	-6.01%

Portfolio Management

Investment Adviser – Dividend Growth Advisors, LLC

Portfolio Management Team
•	Thomas Cameron, Portfolio Manager of the Fund since its inception in March 2004; Director, Chairman of the Board and founding member of the Advisor
•	Jere Estes, Portfolio Manager of the Fund since May 2004; Managing Director of Research and Chief Investment Officer of the Advisor
•	C. Troy Shaver, Jr., Portfolio Manager of the Fund since February 2010, President, CEO, Chief Compliance Officer and founding member of the Advisor
•	Frederick Gaskin, Portfolio Manager and Secretary of the Fund since February 2010, Senior Portfolio Manager of the Advisor since July 2009

Buying and Selling Fund Shares

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may buy shares of the Fund with an initial investment of $5,000 (or $1,000 for IRAs) or more. Additional investments may be made for as little as $250.

You may sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (888) 826-2520, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to Dividend Growth Trust, P.O. Box 6110, Indianapolis, IN 46206.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks long-term growth of capital and current income.

Principal Investment Strategies of the Fund

The Fund attempts to achieve its investment objective by investing in equity securities of domestic and foreign companies that have increased their dividend payments to shareholders for each of the past ten years or more.

Regardless of industry, the Fund invests at least 80% of its assets in equity securities of dividend-paying domestic and foreign companies whose market capitalization is at least $500 million and that have increased their dividend payments to stockholders for each of the past ten years or more. The Fund is non-diversified and normally concentrates its investments in a group of 25-50 of such companies. The Fund is a growth and income fund with a long-term investment philosophy. Once a company’s stock is owned by the Fund, if the company does not increase its common stock dividend from one year to the next, the stock will be sold.

Stocks are selected for the Fund by seeking companies with strong earnings growth potential and special emphasis will be placed on those companies that the Fund believes demonstrate:

•	Financial stability
•	Strong market position with solid pricing power
•	Effective management leadership
•	Prominent brand recognition
•	Strong patent position

Current income created by rising common stock dividends is an important consideration in selecting the Fund’s investments.

Equity securities in which the Fund invests include common and preferred stocks as well as master limited partnerships (“MLPs”). Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. The Fund will limit its investment in MLPs to no more than 20% of its assets. The Fund may also invest in real estate investment trusts (“REITs”), other investment companies (including mutual funds and exchange-traded funds (“ETFs”)), and other investments consistent with its rising dividend philosophy.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in money market mutual funds and in U.S. short-term money market instruments as a temporary defensive measure. These instruments include:

•	Cash and cash equivalents
•	U.S. government securities
•	Certificates of deposit or other obligations of U.S. banks
•	Corporate debt obligations with remaining maturities of 12 months or less
•	Commercial paper
•	Demand and time deposits
•	Repurchase agreements
•	Bankers’ acceptances

To the extent that the Fund engages in a temporary, defensive strategy, it may not achieve its investment objective. Any percentage limitations with respect to the investment of assets of the Fund are applied at the time of purchase.

Principal Risks

Any of the following situations could cause the Fund to lose money or underperform in comparison to its peer group or the broader stock market:

Stock Market Risks: Movements in the stock market may affect the Fund’s share prices on a daily basis. The overall market and the specific securities held by the Fund may decline in value and you could lose money.

Stock Selection Risks: The stocks in the Fund’s portfolio may decline in value or not increase in value when the stock market in general is increasing or decreasing in value and you could lose money.

Non-Diversification: The Fund is non-diversified and may invest a greater portion of its assets in the securities of a single issuer, or a smaller group of issuers, than a diversified fund. As a result, the Fund may be more sensitive to economic, business, political or other changes affecting the prices of such issuers’ securities, which may result in greater fluctuation in the value of the Fund’s shares and you could lose money. The Fund intends, however, to continue to meet certain tax diversification requirements.

Foreign Securities: Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There may be less information about foreign companies in the form of reports and ratings than about U.S. issuers. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign markets may not be as developed or efficient as those in the United States, and there is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

Securities of Smaller Companies: The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. Additionally, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional stock exchanges and the frequency and volume of their trading are often substantially less than for securities of larger companies.

MLPs: Master limited partnerships are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

Real Estate Investment Trusts (REITs): Equity REITs may be affected by changes in the value of the underlying properties owned by the REITs. Mortgage REITs will be subject to credit risk, interest rate risk and prepayment risk with respect to the loans made. Credit risk is the risk that the borrower will be unable or unwilling to make interest and principal payments on the loan when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan to fall. Prepayment risk is the risk that the mortgages underlying mortgage REITs may be paid off early, which makes it difficult to determine their actual maturity and, therefore, to calculate how they will respond to changes in interest rates. The REIT may have to reinvest prepaid amounts at lower rates.

Investment Company Securities: When the Fund invests in other investment companies (such as mutual funds or ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. The Fund may also be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds. The Fund has no control over the risks taken by the underlying funds in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Management: Fund management’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.

Suitability

The Fund may be appropriate for investors who seek capital appreciation with some current income and who are able to accept short-term fluctuations in return for the potential for greater long-term growth. Investors who are seeking significant current income or who have a conservative or short-term investment approach may wish to consider other investments.

MANAGEMENT OF THE FUND

The Advisor’s offices are located at 58 Riverwalk Boulevard, Building 2, Suite A, Ridgeland, SC 29936. The Advisor manages the investments of the Fund in accordance with the Fund’s investment objectives, policies and limitations. Prior to October 19, 2005, Eastern Point Advisors, Inc. (“EPA”) was the investment advisor to the Fund and the Advisor was the sub-advisor to the Fund.

The Advisor, a South Carolina limited liability company, is a registered investment adviser founded in 2003. In addition to acting as the investment adviser to the Fund, the Advisor also manages individual private accounts. As of December 31, 2009, the Advisor had approximately $503 million under management.

At a Special Meeting of Shareholders held on October 18, 2005, shareholders of the Fund approved a multi-manager structure for the Fund. The multi-manager arrangement permits the Trust and the Advisor to enter into, and materially amend, sub-advisory agreements with any sub-adviser that may be retained in the future to manage the Fund without obtaining shareholder approval. In each instance, the Board of Trustees of the Trust must conclude that any sub-advisory arrangements are in the best interests of the Fund’s shareholders and must approve any related sub-advisory agreement. In addition, before a multi-manager arrangement could go into effect for the Fund, the Trust would have to obtain the necessary exemptive relief in the form of an order from the Securities and Exchange Commission (“SEC”), or, alternatively, a proposed SEC rule on the subject would have to be adopted. The Trust has not yet applied to the SEC for a multi-manager exemptive order. If the Trust does apply to the SEC for an order, there is no assurance that such an order will be granted.

Portfolio Management Team

Thomas Cameron, Jere Estes, Frederick Gaskin and C. Troy Shaver, Jr. serve as the portfolio management team for the Fund.

Mr. Cameron has been a portfolio manager of the Fund since the Fund’s inception. Mr. Cameron served as the chief investment officer of the Advisor from 2003 to 2008 and is a director and founding member of the Advisor. Mr. Cameron has been managing portfolios using a rising dividend philosophy since 1979. From 1978 to 2000, Mr. Cameron served as vice president at Interstate Johnson Lane Brokerage in Charlotte, NC. Mr. Cameron served as a director of the Sovereign Investors Fund, which utilized the rising dividend philosophy, from 1979 until 1997. Mr. Cameron was also a founder of Cameron and Associates, a firm providing investment services to individuals, corporations, and institutional investors from July, 2000 through January, 2009. From June, 2000 until March, 2004, Mr. Cameron was a registered representative of ProEquities, Inc.

Mr. Estes became a portfolio manager of the Fund on May 1, 2004, having served as a portfolio consultant to the Fund prior thereto. Mr. Estes, currently Chief Investment Officer and Asst. Treasurer of the Trust, served as a consultant to the Advisor from 2003 until May of 2004. Since June of 2004, Mr. Estes has served as a Managing Director of the Advisor. From 1992 to 1999, Mr. Estes served as Vice President/Director of Research and Senior Portfolio Manager at Sovereign Asset Management in Bryn Mawr, PA. From June of 1999 until May of 2004, Mr. Estes served as Senior Vice President and Chief Investment Officer at Bryn Mawr Trust Company in Bryn Mawr, PA. Mr. Estes was also a registered representative of Investors Capital Corporation from June of 2004 until December of 2004.

Mr. Gaskin, Secretary of the Trust, became a portfolio manager of the Fund on February 1, 2010. Prior to joining DGA in July, 2009 as a Senior Portfolio Manager for the Advisor, Mr. Gaskin served as Managing Director, Senior Portfolio Manager at Black Rock from 2004-2008. From 1996-2004, Mr. Gaskin served as Managing Director, Portfolio Manager at Deutsche Asset Management.

Mr. Shaver, President of the Trust, became a portfolio manager for the Fund on February 1, 2010. Mr. Shaver has been the President, CEO and Chief Compliance Officer of the Advisor since its inception in 2004. From 2000-2004 Mr. Shaver was Vice Chairman/ President & Chief Executive Officer of GoldK, Inc./GoldK Investment Services, Inc. From 1996-2000 Mr. Shaver served as President of State Street Research Investment Services, Inc.

The Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of the Fund, if any.

Management Fees

Under the Advisory Agreement, the monthly compensation paid to the Advisor is accrued daily at an annual rate equal to 0.75% of the average daily net assets of the Fund. During the fiscal year ended September 30, 2009, the Advisor received compensation of 0.48% of the average daily net assets.

Pursuant to the terms of an Expense Limitation Agreement, the Advisor has contractually agreed to waive fees and/or reimburse Fund expenses excluding brokerage and other investment-related costs, “acquired fund fees and expenses” (as that term is defined in the Securities and Exchange Commission’s Form N-1A), interest, taxes, dues, fees and other charges of government and their agencies including the cost of qualifying the Fund’s shares for sales in any jurisdiction, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification and other expenses not incurred in the ordinary course of the Fund’s business (“Fund Operating Expenses”), so that Net Annual Fund Operating Expenses do not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares. The Advisor is entitled to reimbursement of fees waived or Fund expenses paid under the terms of the Expense Limitation Agreement. Any fees waived or expenses paid by the Advisor are subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding the expense limits in place when the fees were waived or expenses paid. The waived fees relating to operating expenses subject to recovery, at September 30, 2009, were as follows:

Amount	Subject to Repayment by September 30,
$61,553	2010
$18,357	2011
$144,352	2012

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement of the Fund is available in the Fund’s annual report to shareholders for the year ended September 30, 2009.

OTHER SERVICE PROVIDERS

Distributor

Unified Financial Securities, Inc. is the distributor of the shares of the Fund.

Fund Administrator, Accounting Services Agent, Dividend Paying Agent and Transfer Agent

Unified Fund Services, Inc. is the fund administrator, accounting services agent, dividend paying agent and transfer agent for the Trust.

Custodian

Huntington National Bank is the custodian of the Trust.

PURCHASE PRICE/DETERMINATION OF NAV

The price of the Fund’s shares is based on the net asset value (the “NAV”) plus any applicable front-end sales charge for Class A Shares (the “Offering Price”). The Fund calculates the NAV by adding the total market value of its investments and other assets, subtracting any liabilities and then dividing that figure by the total number of Fund shares outstanding (assets - liabilities/number of shares outstanding = NAV).

The Fund’s investments are valued based on market value. However, in certain cases, such as when events occur after certain markets have closed, these prices may be unreliable and, therefore, be deemed to be unavailable. When the Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to methods approved by the Board of Trustees of the Trust. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of the Advisor, operating under procedures approved by the Board of Trustees of the Trust, instead of being determined by market prices. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. The Fund’s NAV is calculated at the close of regular trading of the New York Stock Exchange (the “NYSE”), which is normally 4 p.m. Eastern Time. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

If you pay a sales charge, your price will be the Fund’s offering price. When you buy shares at the offering price, the Fund deducts the appropriate sales charge and invests the rest in the Fund. If you qualify for a sales charge waiver, your price will be the Fund’s NAV.

YOUR ACCOUNT

Investing in the Fund

The Fund offers three classes of shares. Each class of shares has a different combination of sales charges, fees and other features. You should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

Class A Shares

Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price.

Amount invested	Sales charge as % of offering price	Sales charge as % of net amount invested in the Fund
less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $500,000	3.75%	3.90%
$500,000 but less than $1,000,000	2.75%	2.83%
$1,000,000 or more	0.00%	N/A

Although purchases of $1,000,000 or more will not be subject to an up-front sales charge, a 1.00% contingent deferred sales charge will be assessed when such shares are sold within twelve months of their acquisition. (See “Contingent Deferred Sales Charges”). The dealer of record receives a commission of 1% from the Fund’s Distributor on sales of $1 million or more.

Under certain circumstances, the sales charge for Class A Shares may be waived. Please see below as well as the SAI. Class A Shares are subject to an annual 12b-1 fee of 0.40%, of which 0.25% are annual distribution fees and 0.15% are annual service fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.

As described in greater detail in the SAI, some or all of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have coordinated sales support efforts. The distributor uses a portion of the sales charge that is not re-allowed to other dealers to pay for various marketing expenses of the Fund.

Ways to Reduce Sales Charges

Investors can reduce or eliminate sales charges on Class A shares under certain conditions:

Combined Purchases

Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate.

Employees and Clients of Certain Entities

Shares may be sold without a sales charge to any current or retired officers, directors, trustees and employees of the Advisor and/or any of its affiliated companies and immediate family members of any of these people. Shares may also be sold without a sales charge to individuals with an investment account or relationship with the Advisor.

Letter Of Intent

This non-binding agreement allows you to purchase Class A Shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Combination Privilege

You can use the combined total value of Class A Shares of the Fund you own for the purpose of calculating the sales charge.

Please Note:

You must advise your dealer, the transfer agent or the Fund if you qualify for a reduction and/or waiver of sales charges.

Class C Shares

Class C Shares have no up-front sales charge, so that the full amount of your purchase is invested in the Fund. Effective with new accounts established on or after March 1, 2010, Class C shares are subject to a 1.00% contingent deferred sales charge if sold within 12 months of purchase. (See “Contingent Deferred Sales Charges”) Class C shares will automatically convert to Class A shares seven (7) years after purchase of such Class C shares, thus reducing future annual expenses.

-	Class C Shares are subject to an annual 12b-1 fee of 1.00%, of which
0.75% are annual distribution fees and 0.25% are service fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder accounts.
-	Because of the higher 12b-1 fees, Class C Shares have higher expenses and pay lower dividends than Class A Shares.

The Fund has adopted a Class A Shares 12b-1 plan and a Class C Shares 12b-1 plan that allow the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class I Shares

Class I shares have no up-front sales charge and no 12b-1 fee. In addition, Class I shares have no contingent deferred sales charge and no redemption fee. Class I shares are offered to certain institutional investors and to certain individuals, and may be offered through financial intermediaries including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments.

BUYING SHARES

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may buy shares of the Fund with an initial investment of $5,000 (or $1,000 for IRAs) or more. Additional investments may be made for as little as $250.

Class C shares are not intended for purchases in excess of $250,000. Because the Fund may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class C shares does not exceed $250,000. The Fund cannot ensure that it will identify purchase orders that would cause your investment in Class C shares to exceed the $250,000 maximum allowed amount. To the extent the Fund is able to determine that a purchase order for class C Shares exceeds $250,000, that purchase order will be declined. When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the correct share class for you.

The Fund also has the right to reject any purchase order.

To Buy Shares

Initial Investment	Subsequent Investments
By Mail
• Complete and sign the account application. • Make your check payable to the Rising Dividend Growth Fund • Mail the application and your check to:	• Make your check payable to the Rising Dividend Growth Fund. • Fill out an investment slip from an account statement, include your name and account number. • Mail to:
Dividend Growth Trust P.O. Box 6110 Indianapolis, IN 46206	Dividend Growth Trust P.O. Box 6110 Indianapolis, IN 46206
• Minimum initial investment is $5,000 for non-qualified accounts; $1,000 minimum for IRAs.	• Minimum subsequent investment for all accounts is $250.

By Wire
• Call the transfer agent at (888) 826-2520 to arrange for a wire purchase and receive wire instructions. For same day purchase, the wire must be received by 4:00 p.m. Eastern Time.	• Call the transfer agent at (888) 826-2520 to arrange for a wire purchase and receive wire instructions. For same day purchase, the wire must be received by 4:00 p.m. Eastern time.

• Mail completed account application to the address above. • Note: Your bank may charge a wire fee.	• Note: Your bank may charge a wire fee.
By Automatic Investment Plan
• You must open a regular Fund account with $5,000 minimum prior to participating in this plan.	• Call (888) 826-2520 to request the form. • Complete and return the form and any other required materials.

Brokers, 401(k) plans, financial advisors or financial supermarkets may charge additional transaction fees, which would not be charged if shares were purchased directly from the Fund.

The Fund may accept telephone orders unless you decline telephone privileges on your account application. You may be responsible for any fraudulent telephone orders as long as the Fund takes reasonable measures to verify the orders.

Important Information About Procedures For

Opening a New Account

Shares of the Fund are available exclusively to U.S. citizens. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive this required data, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity at all, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Retirement Accounts

Shares of the Fund are available for purchase through IRAs and qualified retirement plans. These tax-deferred accounts and plans allow you to shelter your net investment income and net capital gains from current federal income taxes. IRAs and accounts established under such plans must have all Fund dividends reinvested in Fund shares. You should consult your tax advisor before purchasing shares for an IRA or a retirement plan. For more information about these accounts and plans or for an IRA application, please call (888) 826-2520.

SELLING YOUR SHARES

You may sell or “redeem” your shares on any day the NYSE is open, either directly through the Fund’s transfer agent or through your broker-dealer or other financial intermediary. The price you receive will be the NAV next calculated after the Fund’s transfer agent receives your redemption request in good order (less redemption fees and contingent deferred sales charges, if applicable).

Selling Recently Purchased Shares

The Fund will redeem shares that were recently purchased by check, but may delay mailing the proceeds for up to eight business days to allow the purchase check to clear. If the purchase check has cleared, the eight business day period will not apply.

Signature Guarantees

A signature guarantee protects you against fraud by guaranteeing your signature is authentic. A guarantee may be required on all redemption requests over $10,000 or when the redemption proceeds are to be sent to someone other than the owner of record or to an address or bank account other than those of record. Most banks or financial institutions can provide you with a signature guarantee, but a notary public cannot. The signature guarantee requirements apply to redemption requests received by mail or by telephone.

When the Fund requires a signature guarantee, a New Technology Medallion signature guarantee must be provided. For joint accounts, both signatures must be guaranteed. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

To Sell Shares:

By Mail

•    Submit a written request for redemption with:

•    The Fund’s name;

•    Your Fund account number;

•    The dollar amount or number of shares or percentage of the account to be redeemed; and

•    Signatures of all owners of the account, exactly as the shares are registered.

• Mail your request to: Dividend Growth Trust P.O. Box 6110 Indianapolis, IN 46206 • A check will be mailed to the name and address in which the account is registered.

By Wire
• This option must be elected either in the initial application or subsequently in writing with a signature guarantee. • Call the transfer agent at (888) 826-2520 with your request.	• Wire redemption requests must be received before 4:00 p.m. Eastern Time for money to be wired the next business day. • There is a $15.00 charge for redemptions made by wire.

By Telephone
• The Fund may accept telephone redemptions unless you decline telephone privileges on your account application. • Call the transfer agent at (888) 826-2520 with your request.	• The Fund will use reasonable procedures to confirm that the request is genuine. • Written confirmation will be provided.

By Systematic Withdrawal Plan
• Complete the appropriate section on the Account Application or call (888) 826-2520 to request a form to add the plan.	• Withdrawals can be monthly, quarterly, semi-annually or annually. The minimum amount is $100. Redemption fees will not be charged under this plan.

Please note that if you use a broker-dealer or financial institution to assist you in any of these transactions, they may charge a fee for this service that would not be charged by the Fund.

Under certain circumstances, the Fund may effect redemptions in-kind (i.e., by delivering securities instead of cash) as described in more detail in the SAI.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

General Policies

The Fund reserves the right to:

•	Change the minimum investment amounts;
•	Cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear; and
•	Reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions. If the Fund has not yet collected payment for shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Market Timing Policies and Procedures

Some investors try to profit from a strategy of frequent purchases and redemptions of Fund shares commonly known as market timing. Such activity can be harmful to Fund shareholders. The risks of frequent purchases and redemptions of Fund shares include:

•	Dilution in the value of Fund shares held by long-term investors
•	Interference with efficient management of the Fund’s portfolio
•	Increased brokerage and administrative costs
•

To the extent the Fund invests in foreign securities, the risk that the Fund is more susceptible to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets.

The Board of Trustees of the Trust has adopted a policy designed to discourage frequent purchases and redemptions by shareholders. In furtherance of this policy, the Board of Trustees has adopted the following procedures:

•	The Fund refuses to accept a shareholder’s purchases for sixty (60) calendar days after the shareholder has redeemed out of the Fund.

•

Transactions involving more than $1 million or ten percent (10%) of total Fund assets will be reviewed prior to execution to determine whether the activity will be harmful to other shareholders in the Fund. If a purchase order involves more than $1 million or ten percent (10%) of total Fund assets and it is determined to be harmful to the Fund, then the Fund will refuse to accept the purchase order.

The Fund reserves the right to impose the following restrictions:

•	Imposition of a redemption fee or modification of any applicable existing redemption fee;
•	Exchanges may only be made by U.S. mail; no exchanges will be permitted to be made electronically, by telephone or by facsimile;
•	Suspension or termination of a shareholder’s right to purchase shares of the Fund.

Shareholders who engage, or are suspected of engaging, in disruptive trading practices may be placed on a “watch list.” Shareholders who have been placed on such list will have their transactions scrutinized before they are permitted to make further purchases of Fund shares to determine that such activity is not harmful to the Fund.

To the extent feasible, the Fund reviews the activity of the underlying shareholders in omnibus accounts to determine whether such transactions are harmful to the Fund. To the extent that the activity is deemed harmful to the Fund, the Fund will work with the financial intermediary to impose any or all of the restrictions described above.

The Fund, through its service providers, including the Advisor, applies these policies with respect to market-timing activities by monitoring trading activity in the Fund, attempting to identify excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

Exceptions to Restrictions on Frequent Purchase and Redemption Policy and Procedures:

Notwithstanding the policy and procedures set forth above, the Fund may permit frequent purchases and redemptions under the following limited circumstances:

•	Systematic Withdrawal Plan
•	National emergency
•	Market volatility
•	Accounts held by certain retirement plans (such as 401(k) plans) which allow for frequent purchases and redemptions.

Timing of Purchase or Sale Requests

All requests received in good order by the transfer agent before the close of the NYSE, typically 4:00 p.m. Eastern Time, will be executed the same day, at that day’s NAV. Orders received after the close of the NYSE will be executed the following day, at that day’s NAV. The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order and promptly transmits the order in good order to the Fund’s transfer agent, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent. Purchase and redemption orders are executed only on days when the NYSE is open for trading. The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Redemption Fees

To discourage short-term trading, the Fund reserves the right to impose a 1.00% redemption fee on redemptions of Class A and Class C Shares within 60 days of acquisition. Redemption fees are not imposed on shares acquired through the reinvestment of dividends or capital gain distributions or involuntarily redeemed shares. Class I shares are not subject to a redemption fee.

Contingent Deferred Sales Charges

Purchases of Class A shares of $1 million or more either as a lump sum or through our cumulative quantity discount or letter of intent programs that are subsequently redeemed within 12 months of acquisition are subject to a 1.00% contingent deferred sales charge. Effective with new accounts established on or after March 1, 2010, Class C shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. Contingent deferred sales charges are not imposed on shares acquired through the reinvestment of dividends or capital gain distributions or involuntarily redeemed shares. The contingent deferred sales charge may be waived for certain redemptions and distributions, including in situations in which a redemption fee, as described above, is charged.

Minimum Balances

The Fund may redeem your remaining shares at NAV if the balance of your account falls below $5,000 (or $1,000 for IRAs) due to redemptions. The Fund will notify you if your balance has fallen below these amounts, and you will have 60 days to increase your account balance before your shares are redeemed. The Fund may close any account without notice if the account is inactive and the value of the account is $0.

Mailings to Shareholders

The Fund mails quarterly statements summarizing the activity in your account(s) and confirmations following each purchase or sale of your Fund shares. To reduce expenses, the Fund will limit mailings of most financial reports, prospectuses and account statements to one copy for each address that lists one or more shareholders with the same last name. If you would like additional copies of financial reports and prospectuses or separate mailings of account statements, please call (888) 826-2520.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Dividends from net investment income, if any, are declared and paid quarterly. Because of the nature of the Fund’s underlying investments in MLPs, some of the Fund’s distributions may consist of returns of capital. The Fund intends to distribute annually any net capital gains.

A dividend from net investment income represents the income the Fund earns from dividends and interest, if any, paid on its investments, after payment of its expenses. Net capital gains represent the amount the Fund realizes from the sale of securities at a gain (i.e., for an amount exceeding the cost of the security) over the losses it realizes from the sales of securities.

Reinvestment Option: Dividend and capital gain distributions are automatically reinvested in additional shares of the distributing class of the Fund unless you elect on the account application to receive them by check. You may change your distribution option at any time by requesting a change in writing. You must have your distributions reinvested if you participate in the Systematic Withdrawal Plan or own Fund shares through a retirement plan. Distributions are reinvested on the ex-distribution date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

TAXES

The following information is meant as a general summary of the U.S. federal income tax provisions regarding the taxation of the Fund’s shareholders.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund intends to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. A Fund’s shareholders may elect to take in cash or reinvest in additional Fund shares any dividends from net investment income or capital gains distributions. In general, dividends and other distributions you receive from the Fund are taxable for federal income tax purposes whether you reinvest them in additional Fund shares or take them in cash, although the Fund will not be taxed on amounts it distributes. Shareholders will not be taxed on distributions to the extent such distributions constitute a return of capital, which is generally a distribution in excess of the Fund’s earnings and profits. Dividends the Fund pays to you from its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) generally are taxable to you as ordinary income. However, with respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic corporations, excluding REITs, and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions) and designated by it as such generally are subject to federal income tax for individual shareholders who satisfy those restrictions with respect to their Fund shares, at the long-term capital gain rate mentioned above. Distributions to you of the Fund’s net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. A portion of the Fund’s dividends -- not exceeding the aggregate dividends it receives from domestic corporations only -- also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing, and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Every year you will be sent information showing the amount and status of dividends and other distributions you received from the Fund during the prior calendar year.

As described above, the Fund might invest in foreign securities. Accordingly, the Fund may be subject to foreign withholding taxes on income from certain foreign securities, which could reduce the amount of distributions paid to shareholders. The shareholders might be able to claim a credit or deduction for foreign taxes paid if more than 50% of the Fund’s assets are invested in foreign securities at the end of a fiscal year and the Fund makes an election to pass through to the shareholders their pro rata share of foreign taxes paid. If this election is made, the Fund may report more taxable income to the shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election.

If you purchase Fund shares just prior to a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. The dividend distributed to you will be included in your taxable income, even though you may not have participated in the increase in the NAV of the Fund. You should consider the potential tax consequences of purchasing shares of the Fund close to the end of the year (when the Fund normally distributes any net capital gains).

The foreign, state and local income tax consequences of investing in the Fund may differ materially from the federal income tax consequences described above. In addition, this discussion is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, IRAs, and Roth IRAs. This discussion is not a complete analysis of the federal tax implications of investing in the Fund. Additional tax information is available in the SAI under “Taxes.” You should consult your tax advisor before investing.

Backup Withholding: The Fund may be required to withhold and remit to the U.S. Treasury 28% of all taxable distributions (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from such distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund’s main investment strategies are set out in the front of the Prospectus. The Fund may also use other investment strategies and invest in securities that are not discussed in this Prospectus but that are described in detail in the Fund’s SAI. You may obtain a copy of the SAI without charge by calling (888) 826-2520.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding the disclosure of its portfolio securities is available in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and other distributions. BBD, LLP, an independent registered public accounting firm, has audited this information and their report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The table below sets forth financial data for a share outstanding throughout the periods.

Dividend Growth Trust
Rising Dividend Growth Fund - Class A
Financial Highlights
For a share outstanding during each year

	For the fiscal year ended September 30,

	2009	2008	2007	2006	2005

Selected Per Share Data
Net asset value, beginning of year	$ 11.31	$ 13.60	$ 12.06	$ 10.86	$ 10.35

Income from investment operations
Net investment income (loss)	0.04	(0.01)	0.02	(0.06)	0.01
Net realized and unrealized gain (loss)	(0.04)	(1.95)	1.93	1.42	0.65
Total from investment operations	0.00	(1.96)	1.95	1.36	0.66

Less Distributions to shareholders:
From net investment income	(0.06)	-	(0.02)	-	(0.01)
From net realized gain	-	(0.05)	(0.23)	(0.03)	(0.01)
From tax return of capital	(0.10)	(0.27)	(0.12)	(0.09)	(0.13)
In excess of net investment income	(0.08)	(0.01)	(0.04)	(0.04)	-
Total distributions	(0.24)	(0.33)	(0.41)	(0.16)	(0.15)

Paid in capital from redemption fees (b)	-	-	-	-	-

Net asset value, end of year	$ 11.07	$ 11.31	$ 13.60	$ 12.06	$ 10.86

Total Return (a)	0.33%	-14.63%	16.25%	12.62%	6.36%

Ratios and Supplemental Data
Net assets, end of year (000)	$ 39,998	$ 45,894	$ 63,827	$ 43,566	$ 38,167
Ratio of expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	1.92%	1.56%	1.94%	2.13%	3.04%
Ratio of net investment income (loss) to
average net assets	0.51%	(0.05)%	0.19%	(0.36)%	0.12%
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement or recoupment	0.24%	0.04%	(0.11)%	(0.84)%	(1.27)%
Portfolio turnover rate	39.40%	24.66%	31.09%	50.20%	48.91%

(a) Total return in the above table represents the rate that an investor (invested for the entire year) would have earned on an investment in the Fund, assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.
(b) Redemption fees resulted in less than $0.005 per share in each year.

Dividend Growth Trust
Rising Dividend Growth Fund - Class C
Financial Highlights
For a share outstanding during each period

	For the fiscal year ended September 30,					For the period ended
						September 30,
	2009	2008		2007	2006	2006	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 11.39	$ 13.62		$ 12.08	$ 10.87	$ 10.51

Income from investment operations
Net investment income (loss)	(0.02)	(0.08)		-	(0.10)	-	(b)
Net realized and unrealized gain (loss)	(0.05)	(1.95)		1.85	1.40	0.38
Total from investment operations	(0.07)	(2.03)		1.85	1.30	0.38

Less distributions to shareholders:
From net investment income	(0.04)	-		-	-	-	(b)
From net realized gain	-	(0.05)		(0.23)	(0.03)	-
From tax return of capital	(0.08)	(0.15)		(0.06)	(0.04)	(0.02)
In excess of net investment income	(0.06)	(0.00)	(b)	(0.02)	(0.02)	-
Total distributions	(0.18)	(0.20)		(0.31)	(0.09)	(0.02)

Paid in capital from redemption fees (c)	-	-		-	-	-

Net asset value, end of period	$ 11.14	$ 11.39		$ 13.62	$ 12.08	$ 10.87

Total Return (d)	-0.37%	-15.04%		15.55%	12.01%	3.57%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 3,898	$ 4,338		$ 5,505	$ 3,457	$ 880
Ratio of expenses to average net assets	2.25%	2.25%		2.25%	2.36%	2.75%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement or recoupment	2.52%	2.03%		2.54%	2.84%	3.59%	(f)
Ratio of net investment loss to
average net assets	(0.10)%	(0.64)%		(0.41)%	(1.07)%	(1.02)%	(f)
Ratio of net investment loss to
average net assets before waiver
& reimbursement or recoupment	(0.37)%	(0.42)%		(0.71)%	(1.55)%	(1.86)%	(f)
Portfolio turnover rate	39.40%	24.66%		31.09%	50.20%	48.91%	(e)

(a) April 14, 2005 (Commencement of Operations) through September 30, 2005.
(b) Less than $0.01 per share.
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.

Dividend Growth Trust
Rising Dividend Growth Fund - Class I
Financial Highlights
For a share outstanding during each period

	For the fiscal year ended September 30,		For the period ended
			September 30,
	2009	2008	2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 11.50	$ 13.85	$ 12.80

Income from investment operations
Net investment income	0.09	0.09	0.01
Net realized and unrealized gain (loss)	(0.06)	(2.00)	1.10
Total from investment operations	0.03	(1.91)	1.11

Less distributions to shareholders:
From net investment income	(0.07)	-	(0.01)
From net realized gain	-	(0.05)	-
From tax return of capital	(0.12)	(0.37)	(0.04)
In excess of net investment income	(0.09)	(0.02)	(0.01)
Total distributions	(0.28)	(0.44)	(0.06)

Net asset value, end of period	$ 11.25	$ 11.50	$ 13.85

Total Return (b)	0.63%	-14.08%	8.61%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 12,628	$ 11,153	$ 6,548
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	1.52%	1.44%	1.54%	(d)
Ratio of net investment income (loss) to
average net assets	0.97%	0.40%	(0.59)%	(d)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	0.70%	0.21%	(0.29)%	(d)
Portfolio turnover rate	39.40%	24.66%	31.09%	(c)

(a) March 21, 2007 (Commencement of Operations) through September 30, 2007.
(b) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

ADDITIONAL INFORMATION

For investors who want more information about the Fund, the following document is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of the SAI, Annual and Semi-Annual Reports and request other information and ask questions about the Fund by contacting:

Unified Fund Services, Inc.

2960 N. Meridian St., Suite 300

Indianapolis, IN 46208

Telephone: (888) 826-2520

The SAI, Annual and Semi-Annual Reports are available on the Advisor’s Internet Website at www.dividendgrowthadvisors.com.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders which are available without charge upon request. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Fund’s SEC File No. is 811-09497